UBS Building & Building Products 7 Annual CEO Conference November 2009 Exhibit 99.1 th

This presentation includes "forward-looking statements," as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our business, financial condition, results of operations, cash flows, strategies and prospects.  You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters.
Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results.  Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties.
Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements.  These factors include those described under the caption “Risk Factors” in our most recent Annual Report on
Form 10-K filed with the Securities and Exchange Commission.  We do not undertake any obligation to update forward-looking statements, except as required by federal securities laws.
Disclaimer Statement

2 Business Overview

Business Overview
Housing Market Is Stabilizing
The housing market has continued its road back to recovery
as more confident homebuyers have taken advantage of
increased affordability.
While high unemployment and foreclosures will continue to
present challenges, consumer sentiment has significantly
improved as homebuyers have recognized that the
residential housing market is stabilizing.
The current administration recognizes the importance of
stability in the housing market; the extension and
expansion of the homebuyer tax credit will continue to
support housing’s road to recovery.

Business Overview
Operating Focus
Stabilize
Balance Sheet
Invest in
New Strategic
Opportunities
Rebuild
Profitability in
Core Business
Ample liquidity – cash balance of $1.3B at Q3 2009
(excludes NOL carryback refund of approximately $275M,
.
expected in Q1 2010)
Extended debt maturities
Joint venture reduction strategy near completion
Gross margin improvements:
Reduced sales incentives as a result of fewer completed
unsold homes, lower cancellation rates and improved
market conditions
Reduced construction costs as a result of fewer floor plan
offerings, value-focused product and centralized
purchasing
S,G&A reduction:
Right-sized overhead levels allow for leveraging additional
volume
Adding new communities with high return expectations
Investing in long-term strategic opportunities – Newhall
Investing in Rialto to capitalize on distressed opportunities

5 Stabilize Balance Sheet

25%
30%
35%
40%
45%
50%
55%
60%
65%
70%
75%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
Stabilize Balance Sheet
Strong Cash Flow Generation and Low Leverage
HB Debt / Total Capital
Goal 35% - 45%
Operating Cash Flow
(Dollars in Millions)
YTD
(1) Excludes impact of deferred tax asset reserve
(1)
(1)

Stabilize Balance Sheet
Senior Notes Maturities
As of August 31, 2009
6.50%
Senior
Notes
5.95%
Senior
Notes
5.50%
Senior
Notes
5.60%
Senior
Notes
5.13%
Senior
Notes
5.95%
Senior
Notes
12.25%
Senior
Notes
(Dollars in Millions)
Senior notes maturities
extend over 8 years
Weighted average
interest rate of 6.9%
$280
$245
$350
$250
$500
$250
$400
Oct-10 Oct-11 2012 Mar-13 Sep-14 May-15 Apr-16 Jun-17

Stabilize Balance Sheet
Capital Market Transactions
Issued $400 million of senior unsecured notes
due in 2017.
Repaid $373 million of senior notes and other
debt (YTD Q3 2009).
Raised $225 million of equity under the draw
down program in Q2 & Q3 2009 to provide
additional financial flexibility and capital for
new opportunities.

$3.2
$5.4
$2.1
$1.5
Stabilize Balance Sheet
Aggressive Inventory Reduction
(Dollars in Billions)
$8.6*
$3.6*
Peak 2006 Q3 2009
*Excludes consolidated inventory not owned
Inventory
58%
Land, Land Under
Development and
Option Deposits
Construction
in Progress
and Finished
Homesites

Homesites Owned and
Controlled
Stabilize Balance Sheet
Aggressive Inventory Management
345,000
109,000
Peak 2006 Q3 2009
68%
109,000
20,000
11,000
78,000
Q3 2009
-68% 345,000 Total
-81% 105,000 Controlled-JVs
-92% 134,000 Optioned
-26% 106,000 Owned
Change Peak 2006

270
214
116
72
Peak
2006
Q4 2007 Q4 2008 Q3 2009
Number of Joint Ventures
Joint Venture Detail
JVs with recourse debt 29
JVs with non-recourse debt 19
JVs without debt 24
JV total 72
Stabilize Balance Sheet
Significant Reduction in Joint Ventures
73%

$1,764
$380
Peak 2006 Q3 2009
Stabilize Balance Sheet
Significant Reduction in JV Recourse Debt Exposure
Maximum JV Recourse Debt Exposure
(Dollars in Millions)
78%
JVs with Recourse Debt
At 8/31/09
Assets $1.6B
Equity $0.6B

Stabilize Balance Sheet
Joint Venture Reduction Strategy Near Completion
Number
of JVs
Lennar’s
Investment
in JVs
JV Debt
Long-Term Strategic/
Performing JVs
(no reason to dissolve)
JVs Projected to
be Dissolved
(by 11/30/10)
Q3 2009 JV Totals
72
$651 $380
50%
50%
77%
23%
61%
39%
100% 100% 100%
36
36
(Dollars in Millions)
$501
$150
Recourse
Non-recourse
$1,849
65%
35%
100%
$654
$1,195
$149
$231
* Net of partner reimbursement agreements, exposure = $259M
*

14 Rebuild Profitability in Core Business

Rebuild Profitability in Core Business
Division Operating Focus
Operating strategy for each homebuilding division:
.
Carefully manage asset base
.
Reposition product to target first-time and
value-focused homebuyers
.
Reduce construction costs by re-bidding and
re-tooling product
.
Eliminate S,G&A expenses by restructuring
operations and consolidating divisions
Each homebuilding division is focused on generating
positive cash flow and operating at profitable levels

3%
-5%
0% 0%
13%
13%
15%
17%
12%
12%
9%
2% 2%
-1%
0%
-3%
-1%
1%
2%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
Q1
'05
Q2
'05
Q3
'05
Q4
'05
Q1
'06
Q2
'06
Q3
'06
Q4
'06
Q1
'07
Q2
'07
Q3
'07
Q4
'07
Q1
'08
Q2
'08
Q3
'08
Q4
'08
Q1
'09
Q2
'09
Q3
'09
(Pre-impairment OM%)
Rebuild Profitability in Core Business
Focus on Increasing Operating Margins

17%
14%
14%
16%
25%
25%
26%
27%
25%
24%
20%
14%
16%
14%
14%
12%
17%
16%
18%
0%
5%
10%
15%
20%
25%
30%
Q1
'05
Q2
'05
Q3
'05
Q4
'05
Q1
'06
Q2
'06
Q3
'06
Q4
'06
Q1
'07
Q2
'07
Q3
'07
Q4
'07
Q1
'08
Q2
'08
Q3
'08
Q4
'08
Q1
'09
Q2
'09
Q3
'09
(Pre-impairment GM%)
Rebuild Profitability in Core Business
Focus on Rebuilding Gross Margins

Recovering housing market coupled with normalized lower level of completed unsold inventory and lower cancellation rates provide more stable pricing environment.
Q3 2009 sales incentives are at the lowest level since Q3 2006.
Reworked product to appeal to today’s value-oriented, first-time and move-up purchaser: reduced floor plan average square
footage by approximately 300 square feet.
.
Reduced number of floor plan offerings and value-engineered those plans to create maximum efficiency and reduce construction costs:
reduced number of floor plans by 63%; construction
costs per square foot have decreased in excess of 25%.
Rebuild Profitability in Core Business
Focus on Rebuilding Gross Margins

S,G&A Expenses Associate Headcount
Rebuild Profitability in Core Business
Focus on S,G&A Reduction
$484
$101
Peak 2006 Q3 2009
3,917
14,045
Peak 2006 Q3 2009
(Dollars in Millions)
79%
72%
Number of homebuilding divisions has been reduced from 124 to 29. Each division’s S,G&A has been right-sized to today’s production levels and each division can handle additional volume with little additional overhead.

20 Invest in New Strategic Opportunities

Invest in New Strategic Opportunities
“Moving from Defense to Offense”
Finished Homesites
Examples of recent purchases of well-located homesites that are immediately ready for production, expected to generate significantly above average gross margins, with minimal incremental overhead:
Baltimore, MD 39 homesites @ $60K
Raleigh, NC 31 homesites @ $35K
Charlotte, NC 32 homesites @ $30K
Goose Creek, SC 48 homesites @ $16K
Charleston, SC    48 homesites @ $18K
Homestead, FL 107 homesites @ $3K
San Antonio, TX 59 homesites @ $13K
San Francisco, CA   33 homesites @ $139K
San Bernardino, CA   38 homesites @ $28K
Corona, CA 80 homesites @ $89K

Invest in New Strategic Opportunities
“Moving from Defense to Offense”
Newhall Land Development
Re-emerged as a long-term strategic JV with Lennar as a 15%
equity owner, in one of the nation’s most constrained, best
positioned locations for homebuilding
JV is structured for success:
No bank debt
Over $100M of cash
No Lennar guarantees
Investment is low risk with very high return potential

Invest in New Strategic Opportunities
“Moving from Defense to Offense”
Rialto Capital Management Distressed Investment Opportunities
Management team led by Jeff Krasnoff (former CEO of LNR Property
Corporation) with 30 years of “down-cycle” skills.
Part of the team selected by US Treasury as one of nine PPIP managers to focus on investments in CMBS and RMBS; the first closing of PPIP fund in
October 2009 raised in excess of $0.5 billion of private equity. When fully raised, capital structure is expected to be $1.1 billion of private equity,
$1.1 billion of government equity and $2.2 billion of matching 10 yr financing at Libor + 100bps.
With the rising rate of bank failures in 2009, another immediate opportunity for Rialto is evaluating FDIC portfolio sales; the FDIC is marketing a number of portfolios covering a range of commercial and residential assets. Rialto is carefully underwriting the assets in these portfolios.
Lennar can co-invest in Rialto’s opportunities as well as share in Rialto’s fees and profits.

24 Conclusion

Conclusion
Lennar’s Strategy Through the Downturn
Stabilize
Balance Sheet
Invest in
New Strategic
Opportunities
Rebuild
Profitability in
Core Business
Reduced construction costs per square foot from peak by
over 25%
Reduced number of floor plans from peak by 63%
Reduced avg. floor plan size from peak by 300 sq. ft.
Q3 2009 sales incentives are at the lowest level since
.
Q3 2006
Adding new communities with above average forecasted
.
GM%
Investing in long term strategic opportunities – 15%
.
equity owner in Newhall Land Development
Investing in distressed opportunities – Rialto Capital
.
Management
Ample liquidity – cash balance of $1.3B at Q3 2009
.
(excludes NOL carryback refund of approximately $275M,
expected in Q1 2010)
Extended debt maturities with senior notes issued in April ’09
Reduced maximum JV recourse debt exposure by 78% since
.
peak